Exhibit 21.1

Company Name	Jurisdiction of Organization	DBA Name (if any)
2957-8002 Quebec Inc.	Quebec	—

A.B. Oxford Cold Storage Company No. 2 Pty Ltd.	Australia	—

A.B. Oxford Cold Storage Company Pty Ltd	Australia	Oxford Logistics Group

Aasheim Eiendom AS	Norway	—

Aasheim Eiendom II AS	Norway	—

Allansford Trust	Australia	—

Auscold Logistics Pty Limited	Australia	—

Avon Solar, LLC	Massachusetts	—

Bayside Canadian Railway Company Ltd.	Canada	—

Berlin Invest Netherlands B.V.	Netherlands	—

Boreas Logistics Holdings B.V.	Netherlands	—

Bradford Way Trust	Australia	—

Cold Storage Nelson Limited	New Zealand	—

Columbia Colstor, Inc.	Washington	—

Cool Port Oakland DRE, LLC	Delaware	—

Cool Port Oakland Freight, LLC	Delaware	—

Cool Port Oakland Holdings, LLC	Delaware	—

Cool Port Oakland Intermediate Holdings, LLC	Delaware	—

Cool Port Oakland, LLC	Delaware	—

Cryo-Trans, LLC	Maryland	—

Crystal Creek Logistics, L.L.C.	Washington	—

Daalimpex Harlingen B.V.	Netherlands	—

Daalimpex Velsen B.V.	Netherlands	—

DPA Nederland B.V.	Netherlands	—

E.T.E. Transport B.V.	Netherlands	E.T.E. Forwarding

Edinburgh Trust	Australia	—

Ejendomsselskabet Kristian Skous Vej 6 ApS	Denmark	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Emergent Cold (Private) Ltd	Sri Lanka	—

Emergent Cold (Vic) Propco Pty Ltd.	Australia	—

Emergent Cold (Vic) Pty Ltd.	Australia	—

Emergent Cold Bidco Pty Ltd	Australia	—

Emergent Cold Holdings Pty Ltd	Australia	John Swire & Sons

Emergent Cold Midco 2 Pty Ltd.	Australia	—

Emergent Cold Midco 3 Pty Ltd.	Australia	—

Emergent Cold Midco Pty Ltd.	Australia	—

Emergent Cold Pty Ltd	Australia	Frigmobile Cold Chain Logistics

Emergent Cold Topco Pty Ltd.	Australia	—

Emergent Cold Vietnam Company Limited	Vietnam	—

Entrepôt Du Nord Inc.	Quebec	—

Erweda Holdings B.V.	Netherlands	—

ESMAPF-60, LLC	Massachusetts	—

Eurofrigor Srl Magazzini Generali	Italy	—

Every Bear Investments LLC	Delaware	—

FAIS US, LLC	Delaware	—

Ferin Sp zoo	Poland	—

Festing Coldstores B.V.	Netherlands	—

Flexible Automation Innovative Solutions NV	Belgium	—

Fundy Stevedoring Inc.	Canada	—

H&S Coldstores Holding B.V.	Netherlands	—

Ha Noi Steel Pipe Joint Stock Company	Vietnam	—

Harley International Properties Limited	Virgin Islands, British	—

HemGra Investments I B.V.	Netherlands	—

HemGra Investments II B.V.	Netherlands	—

HemGra Investments III B.V.	Netherlands	—

Henningsen Cold Storage Co., LLC	Delaware	—

Ice Cold Storage Holding B.V.	Netherlands	—

Integrated Railcar Services, LLC	Maryland	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Kemps Creek Trust	Australia	—

Kennedy Transportation Incorporated	Washington	—

Kloosbeheer B.V.	Netherlands	—

Kloosterboer BLG Coldstore GmbH	Germany	—

Kloosterboer Development B.V.	Netherlands	—

Kloosterboer Group B.V.	Netherlands	—

Kloosterboer IJmuiden B.V.	Netherlands	—

Kloosterboer Vlissingen B.V.	Netherlands	—

Kurnall Trust	Australia	—

Larvik Logistikkinvest AS	Norway	—

Lineage AFS Master RE, LLC	Delaware	—

Lineage AL Attalla RE, LLC	Delaware	—

Lineage AP Holdings Pty Ltd	Australia	—

Lineage AP Holdings, LLC	Delaware	—

Lineage AP Intermediate Holdings Pty Ltd	Australia	—

Lineage AP Topco, LLC	Delaware	—

Lineage Arras Propco S.A.S.U.	France	—

Lineage Arras S.A.S.U.	France	—

Lineage Asten Propco B.V.	Netherlands	—

Lineage AUS RE Holdings, LLC	Delaware	—

Lineage AUS TRS Pty Ltd	Australia	Lineage Food Australia Lineage Foods

Lineage Avedore ApS	Denmark	—

Lineage B REIT Assets, LLC	Delaware	—

Lineage B TRS Assets, LLC	Delaware	—

Lineage BE TRS BV		—

Lineage Bedford Park RE 2, LLC	Delaware	—

Lineage Beneden-Leeuwen B.V.	Netherlands	—

Lineage Beneden-Leeuwen PropCo B.V.	Netherlands	—

Lineage Bergen op Zoom B.V.	Netherlands	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Bergen Op Zoom Holdings B.V.	Netherlands	—

Lineage Bluebird Debtco, LLC	Delaware	—

Lineage Bodegraven B.V.	Netherlands	—

Lineage Bremerhaven PropCo B. V.	Netherlands	—

Lineage Bremerhaven GmbH	Germany	—

Lineage Columbia Mezz, LLC	Delaware	—

Lineage Copenhagen ApS	Denmark	—

Lineage Customs Brokerage, LLC	Washington	—

Lineage Danish Bidco 3 ApS	Denmark	—

Lineage Danish Bidco 4 ApS	Denmark	—

Lineage Danish Bidco 5 ApS	Denmark	—

Lineage Danish Bidco 6 ApS	Denmark	—

Lineage Danish BidCo ApS	Denmark	—

Lineage Danish Bidco II ApS	Denmark	—

Lineage DE TRS GmbH	Germany	—

Lineage Direct-to-Consumer, LLC	Delaware	—

Lineage DR Master RE, LLC	Delaware	—

Lineage Dutch Bidco 4 B.V.	Netherlands	—

Lineage Dutch Bidco 5 B.V.	Netherlands	—

Lineage Dutch Bidco 6 B.V.	Netherlands	—

Lineage Dutch Bidco 8 B.V.	Netherlands	—

Lineage Dutch Bidco B.V.	Netherlands	—

Lineage Dutch Bidco II B.V.	Netherlands	—

Lineage Dutch Bidco III B.V.	Netherlands	—

Lineage Dutch Cooperatief U.A.	Netherlands	—

Lineage Dutch Holdco 1 B.V.	Netherlands	—

Lineage Dutch Holdco 2 B.V.	Netherlands	—

Lineage Dutch Holdco 3 B.V.	Netherlands	—

Lineage Dutch Holdings B.V.	Netherlands	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Dutch Holdings II B.V.	Netherlands	—

Lineage Dutch Holdings III B.V.	Netherlands	—

Lineage Eemhaven PropCo B. V.	Netherlands	—

Lineage Food Solutions Pte. Ltd.	Singapore	—

Lineage Foodservice Solutions, LLC	Delaware	—

Lineage France Holdings B.V.	Netherlands	—

Lineage France S.A.S.U.	France	—

Lineage Freight Forwarding Europe B. V.	Netherlands	—

Lineage Freight Forwarding Germany GmbH	Germany	—

Lineage Freight Forwarding South Africa (Pty) Ltd	South Africa	—

Lineage Freight Forwarding, LLC	Delaware	—

Lineage GA Albany 12 RE, LLC	Delaware	—

Lineage GA Albany RE, LLC	Delaware	—

Lineage GA Forsyth RE, LLC	Delaware	—

Lineage GA Macon RE, LLC	Delaware	—

Lineage GA Master RE, LLC	Delaware	—

Lineage GA Port Wentworth RE, LLC	Delaware	—

Lineage GA Savannah RE, LLC	Delaware	—

Lineage Gameren B.V.	Netherlands	—

Lineage Gattatico S.r.l.	Italy	—

Lineage Germany Holding GmbH	Germany	—

Lineage Germany Holdings B.V.	Netherlands	—

Lineage Gloucester Ltd.	United Kingdom	—

Lineage Harnes Propco S.A.S.U.	France	—

Lineage Harnes S.A.S.	France	—

Lineage HCS Master RE, LLC	Delaware	—

Lineage HCS Mezz, LLC	Delaware	—

Lineage HCS PA Scranton RE Holdings, LLC	Delaware	—

Lineage HCS PA Scranton RE, LLC	Delaware	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Hong Kong Holdings Limited	Hong Kong	—

Lineage Hoogerheide B.V.	Netherlands	—

Lineage Hoogerheide Propco B.V.	Netherlands	—

Lineage IA Cedar Rapids RE, LLC	Delaware	—

Lineage Ieper BV	Belgium	—

Lineage IJmuiden PropCo B. V.	Netherlands	—

Lineage IL Bartlett RE Holdings, LLC	Delaware	—

Lineage IL Bartlett RE, LLC	Delaware	—

Lineage IL Batavia RE, LLC	Delaware	—

Lineage IL Bedford Park RE, LLC	Delaware	—

Lineage IL Chicago & Lyons RE, LLC	Delaware	—

Lineage IL Geneva RE, LLC	Delaware	—

Lineage Investment B.V.	Netherlands	—

Lineage Italian Bidco S.r.l.	Italy	—

Lineage Jiuheng Logistics (HK) Group Company Limited	Hong Kong	—

Lineage Kolding ApS	Denmark	—

Lineage KS Olathe RE, LLC	Delaware	—

Lineage Larvik AS	Norway	—

Lineage Larvik Foods AS	Norway	—

Lineage Larvik Services AS	Norway	—

Lineage Larvik Tech AS	Norway	—

Lineage Lelystad B. V.	Netherlands	—

Lineage Lelystad II PropCo B. V.	Netherlands	—

Lineage Lelystad PropCo B. V.	Netherlands	—

Lineage Logistics AFS, LLC	Delaware	—

Lineage Logistics Canada Holdings Ltd.	Canada	—

Lineage Logistics Canada Holdings, LLC	Delaware	—

Lineage Logistics CC Holdings, LLC	Delaware	—

Lineage Logistics HCS, LLC	Delaware	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Logistics Holdings, LLC	Delaware	—

Lineage Logistics Mandai Pte. Ltd.	Singapore	—

Lineage Logistics MTC, LLC	Maryland	—

Lineage Logistics MVI Ltd.	Canada	—

Lineage Logistics New Zealand	New Zealand	—

Lineage Logistics ORS Ltd.	Canada	—

Lineage Logistics ORS TRS LP	Canada	—

Lineage Logistics ORS TRS, GP Ltd.	Canada	—

Lineage Logistics PFS, LLC	Delaware	—

Lineage Logistics SCS, LLC	Delaware	—

Lineage Logistics Services, LLC	Delaware	—

Lineage Logistics Singapore Holdings, LLC	Delaware	—

Lineage Logistics Singapore Intermediate Holdings Pte. Ltd.	Singapore	—

Lineage Logistics Singapore Pte. Ltd.	Singapore	—

Lineage Logistics VLS GP Ltd.	Canada	—

Lineage Logistics, LLC	Delaware	—

Lineage Maasvlakte PropCo B. V.	Netherlands	—

Lineage Manufacturing, LLC	Delaware	—

Lineage Master RE 3, LLC	Delaware	—

Lineage Master RE 4, LLC	Delaware	—

Lineage Master RE 5, LLC	Delaware	—

Lineage Master RE 6, LLC	Delaware	—

Lineage Master RE 7, LLC	Delaware	—

Lineage Master RE, LLC	Delaware	—

Lineage MD Reisterstown RE, LLC	Delaware	—

Lineage Mezz 10, LLC	Delaware	—

Lineage Mezz 11, LLC	Delaware	—

Lineage Mezz 12, LLC	Delaware	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Mezz 2, LLC	Delaware	—

Lineage Mezz 6, LLC	Delaware	—

Lineage Mezz 7, LLC	Delaware	—

Lineage Mezz 8, LLC	Delaware	—

Lineage Mezz, LLC	Delaware	—

Lineage Milagro, S.L.	Spain	—

Lineage Moss Norway AS	Norway	—

Lineage Moss Propco Norway AS	Norway	—

Lineage Murcia, S.L.U.	Spain	—

Lineage NE Gomez RE, LLC	Delaware	—

Lineage NE Grand Island RE, LLC	Delaware	—

Lineage NE Lincoln RE, LLC	Delaware	—

Lineage NE Renfro RE, LLC	Delaware	—

Lineage Nederland PropCo B. V	Netherlands	—

Lineage NL 3 TRS B.V.	Netherlands	—

Lineage NL II TRS B.V.	Netherlands	—

Lineage NL TRS B.V.	Netherlands	—

Lineage NOCS Master RE, LLC	Delaware	—

Lineage Noord Scharwoude Propco B.V.	Netherlands	—

Lineage Noord-Scharwoude B.V.	Netherlands	—

Lineage Nordlog ApS	Denmark	—

Lineage Norway Holdings 2 AS	Norway	—

Lineage Norway Holdings 3 AS	Norway	—

Lineage Norway Holdings 4 AS	Norway	—

Lineage Norway Holdings AS	Norway	—

Lineage Norway Holdings I AS	Norway	—

Lineage NZ (CSN Holdings)	New Zealand	—

Lineage NZ Holdings	New Zealand	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage NZ Holdings, LLC	Delaware	—

Lineage NZ OpCo Holdings GP Limited	New Zealand	—

Lineage NZ OpCo Holdings LP	New Zealand	—

Lineage NZ TRS Limited	New Zealand	—

Lineage OP, LLC	Delaware	—

Lineage PA Allentown RE Holding, LLC	Delaware	—

Lineage PA Allentown RE, LLC	Delaware	—

Lineage PA Bethlehem RE Holding, LLC	Delaware	—

Lineage PA Bethlehem RE, LLC	Delaware	—

Lineage PA Hazleton RE Holding, LLC	Delaware	—

Lineage PA Hazleton RE, LLC	Delaware	—

Lineage PA RE 2, LLC	Delaware	—

Lineage PA RE Holdco 2, LLC	Delaware	—

Lineage PA RE Holdco, LLC	Delaware	—

Lineage PA RE, LLC	Delaware	—

Lineage PA TRS 2, LLC	Delaware	—

Lineage PA TRS, LLC	Delaware	—

Lineage PFS Chicago RE, LLC	Delaware	—

Lineage PFS IL Chicago III RE, LLC	Delaware	—

Lineage PFS MA Westfield RE, LLC	Delaware	—

Lineage PFS TX Houston RE, LLC	Delaware	—

Lineage PFS WA Richland RE, LLC	Delaware	—

Lineage Redistribution, LLC	Delaware	—

Lineage Regstrup ApS	Denmark	—

Lineage Rijkevorsel BV	Belgium	—

Lineage Rijkevorsel Propco BV	Belgium	—

Lineage Road Transport Gameren B.V.	Netherlands	—

Lineage Road Transport Service Bommelerwaard B.V.	Netherlands	—

Lineage Romans-sur-Isere	France	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage Rotterdam Cool Port B. V.	Netherlands	—

Lineage Rotterdam Cool Port II B. V.	Netherlands	—

Lineage Rotterdam CoolPort PropCo B. V.	Netherlands	—

Lineage Rotterdam Eemhaven B.V.	Netherlands	—

Lineage Rotterdam Maasvlakte B. V.	Netherlands	—

Lineage Rotterdam PropCo B. V.	Netherlands	—

Lineage SE RE, LLC	Delaware	—

Lineage Seafreeze Leasehold RE, LLC	Delaware	—

Lineage Spain Holdings I, S.L.	Spain	—

Lineage Spain Transportation, S.L.U.	Spain	—

Lineage TN Arlington RE, LLC	Delaware	—

Lineage Transportation Holdings, LLC	Delaware	—

Lineage Transportation, LLC	Delaware	—

Lineage Treasury Europe B.V.	Netherlands	—

Lineage UK Admin Limited	United Kingdom	—

Lineage UK Holdings Limited	Guernsey	—

Lineage UK Intermediate Holdings Limited	Guernsey	—

Lineage UK Services Limited	United Kingdom	—

Lineage UK T&F Holdings Limited	United Kingdom	—

Lineage UK Transport Limited	United Kingdom	—

Lineage UK TRS Limited	United Kingdom	—

Lineage UK Warehousing Holdings Limited	United Kingdom	—

Lineage UK Warehousing Limited	United Kingdom	—

Lineage USG RE 1, LLC	Delaware	—

Lineage UTI Acquisition B.V.	Netherlands	—

Lineage VA Chester RE, LLC	Delaware	—

Lineage VA Portsmouth RE, LLC	Delaware	—

Lineage VA Richmond RE, LLC	Delaware	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Lineage VA Sandston RE, LLC	Delaware	—

Lineage Vejle ApS	Denmark	—

Lineage Velsen PropCo B. V.	Netherlands	—

Lineage Venlo B.V.	Netherlands	—

Lineage Vlissingen Holding B.V.	Netherlands	—

Lineage Vlissingen PropCo B. V.	Netherlands	—

Lineage WA Algona RE, LLC	Delaware	—

Lineage WA Centralia RE, LLC	Delaware	—

Lineage WA Columbia RE, LLC	Delaware	—

Lineage WA POS RE 2, LLC	Delaware	—

Lineage WA POS RE, LLC	Delaware	—

Lineage Waalwijk B.V.	Netherlands	—

Lineage Waalwijk II B.V.	Netherlands	—

Lineage Wauwatosa RE, LLC	Delaware	—

Lineage Wisbech Ltd.	United Kingdom	—

Lineage’s Heerenberg B.V.	Netherlands	—

Lineage’s Heerenberg Propco B.V.	Netherlands	—

LinkRich (S) Pte Ltd	Singapore	—

LL Cold ApS	Denmark	—

LL Cold TRS ApS	Denmark	—

LLH MRS Master RE, LLC	Delaware	—

LLH MRS McDonough RE, LLC	Delaware	—

LLH Topco Holdings TRS, LLC	Delaware	—

LLH TRS FSS RE Holdings, LLC	Delaware	—

Lundsoe Kol & Frys A/S	Denmark	—

Lytton I Trust	Australia	—

Lytton II Trust	Australia	—

Mandai Link Logistics Pte Ltd	Singapore	—

Mountain Dog Operating LLC	Massachusetts	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Nedenes Holding AS	Norway	—

New Orleans Cold Storage and Warehouse Company, LLC	Delaware	—

NOCS South Atlantic Cold Storage & Warehouse, LLC	Delaware	—

NOCS West Gulf, LLC	Delaware	—

Pago Sp Z o.o.	Poland	—

Pago TRS sp Z o.o.	Poland	—

Partner Logistics Holding Belgium BV	Belgium	—

Perishable Shipping Solutions, LLC	Delaware	—

Pin Corporation Pte Ltd	Singapore	—

Polar Holdco, LLC	Delaware	—

Polarcold Stores Limited	New Zealand	—

Preferred Freezer Holdings, Inc.	Delaware	—

Preferred Freezer Logistics, LLC	New Jersey	—

Preferred Freezer Services—Antara Holdings (Asia) Limited	Virgin Islands, British	—

Preferred Freezer Services (Vietnam) Ltd	Vietnam	—

Preferred Freezer Services China Holdings, LLC	Delaware	—

Preferred Freezer Services of Oakland, LLC	Delaware	—

Preferred Freezer Services, LLC	Delaware	—

Real Estate Gloucester Ltd.	United Kingdom	—

Real Estate Waalwijk B.V.	Netherlands	—

Reefer Stevedoring IJmuiden B.V.	Netherlands	—

Rotterdam Juice Terminal B.V.	Netherlands	—

SK Logistics Investment Joint Stock Company	Vietnam	—

Solomon Trust	Australia	—

Tax & Customs Services Tiel B.V.	Netherlands	—

Teglverksveien Invest AS	Norway	—

Terminal Freezers, LLC	Delaware	—

Company Name	Jurisdiction of Organization	DBA Name (if any)
Turvo India Pvt. Ltd.	India	—

Turvo, Inc.	Delaware	—

Unsworth Transport International “Europe” B.V.	Netherlands	—

Unsworth Transport International Forwarding B.V.	Netherlands	UTI Forwarding

UP LL RE, LLC	Delaware	—

UTI Forwarding (Poland) Sp z o.o.	Poland	—

UTI Holding B.V.	Netherlands	—

VersaCold Logistics Services	Canada	Lineage

VersaCold Logistics Services GP Limited	Canada	Lineage Lineage Logistics

Vriescentrale Asten B.V.	Netherlands	Lineage Asten

Whakatu Coldstores Limited	New Zealand	—

Wisbech Propco Ltd.	United Kingdom	—

WK II B.V.	Netherlands	—

Woodstock Cold Storage (1990) Ltd.	Canada	—

Yearsley CS Limited	United Kingdom	—

Yearsley Food Limited	United Kingdom	—

Yearsley Group Limited	Guernsey	—

Y-Frost BV	Belgium	—

Zengistics, Inc.	Delaware	—